UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (date of earliest event reported): September 13, 2007
SEAGATE TECHNOLOGY
(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-31560	98-0355609
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

P.O. Box 309GT, Ugland House, South Church Street,
George Town, Grand Cayman, Cayman Islands	NA
(Address of Principal Executive Office)	(Zip Code)
Registrant’s telephone number, including area code: (345) 949-8066
NA
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURE
Exhibit Index
EXHIBIT 10.1

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On September 13, 2007, the Compensation Committee of Seagate Technology’s Board of Directors (the “Compensation Committee”) approved the form of Performance Share Bonus Agreement to be used to set forth the terms of grants of performance-based share awards, also referred to as “performance shares”, to the company’s senior executive officers, including its named executive officers, under the Seagate Technology 2004 Stock Compensation Plan (the “2004 Plan”). The form of Performance Share Bonus Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K.
The form of Performance Share Bonus Agreement contemplates that performance shares will vest in installments (which may or may not be equal) beginning on the vesting commencement date (generally the grant date), subject to both the continued employment of the participant by Seagate and the achievement of certain performance objectives established by the Compensation Committee and set forth in the award agreement (which may vary from award to award). The Compensation Committee presently intends that the performance objectives will be based upon annual and/or cumulative adjusted non-GAAP earnings per share goals. The form of Performance Share Bonus Agreement provides for accelerated vesting of up to 25% of the performance shares subject to the award if a participant dies while employed by Seagate and while the award remains outstanding. Except as the Compensation Committee may at any time provide, if the employment of a participant with Seagate is terminated for any other reason, the participant’s then unvested performance shares will generally be forfeited without payment of any additional consideration. In addition, if the some or all of the performance objectives are not achieved within the performance period set forth in the award agreement (which may vary from award to award), the participant’s performance shares will be forfeited without payment of any additional consideration. The Compensation Committee presently intends that the performance periods will be between one and seven years.
The foregoing summary is qualified in its entirety by reference to the form of Performance Share Bonus Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits
     (d) Exhibits

Exhibit No.	Description

10.1	Seagate Technology 2004 Stock Compensation Plan Form of Performance Share Bonus Agreement

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEAGATE TECHNOLOGY
Date: September 18, 2007	By:	/s/ WILLIAM L. HUDSON
		Name:	William L. Hudson
		Title:	Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

10.1	Seagate Technology 2004 Stock Compensation Plan Form of Performance Share Bonus Agreement